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                       Securities and Exchange Commission

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                        Date of Report: November 5, 1998
                        (Date of earliest event reported)


                        Central Reserve Life Corporation
             (Exact Name of Registrant as specified in its charter)


            Ohio                                       0-8483
            ----                                       ------
(State or other jurisdiction of                (Commission File Number)
      Incorporation)

                                   34-1017531
                                   ----------
                                  (IRS Employer
                             Identification Number)


      17800 Royalton Road, Strongsville, Ohio                      44136
      ---------------------------------------                      -----
       (Address of Principal Executive Offices)                   (Zip Code)

                                 (440) 572-2400
                                 --------------
              (Registrant's telephone number, including area code)



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Item 5.    Other Events

         On November 5, 1998, Central Reserve Life Corporation issued a press release regarding its definitive agreement to purchase Continental General Corporation and its wholly-owned insurance subsidiary, Continental General Life and Accident Insurance Company. The press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.


Item 7.      Financial Statements and Exhibits

     (c)     Exhibits

             99.1 Press Release dated November 5, 1998, issued by Central Reserve Life Corporation



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 5, 1998                  CENTRAL RESERVE LIFE CORPORATION

                                         By:   /s/  Charles E. Miller, Jr.
                                            ------------------------------------
                                                   Chief Financial Officer




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                                    EXHIBITS


                    Exhibit No.            Exhibit

                        99.1               Press Release dated November 5, 1998